EXHIBIT 99.1

   American River Bankshares Announces its 89th Consecutive Profitable Quarter

Sacramento, CA, April 20, 2006 - American River Bankshares (NASDAQ: AMRB) today reported net income for the first quarter of 2006 of $2,243,000, a 9.4% increase from $2,051,000 for the quarter ended March 31, 2005. Diluted earnings per share increased 8.3% to $0.39 compared to $0.36 diluted earnings per share for the first quarter of 2005.

"Good yet below expectations is how I would sum up our first quarter of 2006," said David Taber, President and CEO of American River Bankshares. "Even though we had a record of 200 new loans booked during the quarter, we experienced modest loan growth, partially caused by poor weather halting new or unfinished construction projects." He continued, "We remain focused on growing along the lines of our strategic plan, concentrating on business banking, solidly underwritten real estate loans and smart deposit growth in a period of considerable rate competition."

Net interest income for the first quarter of 2006 increased 7.6% to $6,792,000 from $6,315,000 for the first quarter of 2005 and interest income increased
18.8% to $9,117,000 from $7,674,000. Interest expense for the first quarter of 2006 increased 71.1% to $2,325,000 from $1,359,000 for the first quarter of 2005, mainly related to rising short-term interest rates increasing deposit costs and a 36.8% increase in short-term borrowings to $40,029,000 from $29,258,000.

Noninterest income for the first quarter of 2006 increased 9.1% to $634,000 from $581,000 for the first quarter of 2005. Noninterest expense increased 9.3% to $3,638,000 from $3,328,000 year over year. Much of this increase is related to higher personnel costs, occupancy expense and professional fees. The higher personnel costs relates to health care and market-condition salary adjustments, additional administrative staff to address the burden of more stringent compliance and regulatory issues, and in the three bank regions, business development and service personnel to help achieve strategic growth in business banking. The higher occupancy expense relates to the Company's new administration office lease and the higher professional fees relates to the Company's decision to outsource its network management.

Net loans for the first quarter of 2006 increased modestly by $18,670,000 (5.3%) to $372,754,000 from $354,084,000 for the first quarter of 2005. Real estate loans increased only slightly (1.4%) to $267,388,000 as of March 31, 2006 from $263,796,000 as of March 31, 2005. The bright spot continues to be business lending, where commercial purpose loans increased over 17% from one year.

Credit quality remains outstanding, with no net chargeoffs for the quarter ended
March 31, 2006 and nonperforming loans and leases at 0.04% of total loans and leases. The allowance for loan and lease losses increased to $5,767,000 in the first quarter of 2006 from $5,676,000 in the first quarter of 2005. The provision for loan and lease losses was $84,000 for the first quarter of 2006, a decrease from $217,000 for the first quarter of 2005. The reserve as a percentage of loans and leases was 1.52% at March 31, 2006, compared to 1.58% at March 31, 2005. The reduced provision for loan and lease losses reflects management's assessment of credit risk for the loan and lease portfolio.

Performance measures in the first quarter of 2006: the Return on Average Assets
(ROAA) was 1.49%, Return on Average Equity (ROAE) was 14.41%, Return on Average
Tangible Equity (ROATE) was 20.20% and the efficiency ratio was 47.34%. For quarter ended March 31, 2005, the Company has a ROAA of 1.43%, ROAE of 14.08%,
ROATE of 20.40% and an efficiency ratio of 46.50%.

First Quarter Highlights

o American River Bankshares continues a long history of enhancing shareholder value with its 89th consecutive profitable quarter.

o American River Bankshares paid a quarterly cash dividend of 15 cents per share, continuing a tradition of commitment that includes thirty-three cash dividends since 1992.

o Net interest margin for the quarter ended March 31, 2006 was 5.12% compared to 4.96% for the quarter ended March 31, 2005 and 5.09% for the quarter ended December 31, 2005.

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o        American River Bank's five offices in the Greater Sacramento Area and
         Placer County increased total deposits 2.7% to $315,623,000 at March
         31, 2006 from $307,187,000 at March 31, 2005. Year over year, net loans increased 7.3% to $218,780,000 from $203,947,000.

o North Coast Bank, a division of American River Bank with three offices in Sonoma County, increased total deposits 13.9% to $66,836,000 at March 31, 2006 from $58,680,000 as of March 31, 2005. Year over year, net loans decreased 5.2% to $67,487,000 from $71,177,000.

o Bank of Amador, a division of American River Bank with three offices in Amador County, increased total deposits 1.7% to $114,007,000 at March
         31, 2006 from $112,086,000 at March 31, 2005. Year over year, loans increased 9.5% to $86,487,000 from $79,005,000.


About American River Bankshares
-------------------------------
American River Bankshares [NASDAQ: AMRB] is the parent company of American River
Bank ("ARB"), a community business bank serving Sacramento, CA that operates a family of financial services providers, including North Coast Bank [a division of "ARB"] in Sonoma County and Bank of Amador [a division of "ARB"] in Amador
County. For more information, please call 916-565-6100 or visit www.amrb.com;
www.americanriverbank.com; www.northcoastbank.com; or www.bankofamador.com.


Forward-Looking Statement
-------------------------
Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the
Company's Annual Report on Form 10-K for the year ended December 31, 2005, and in reports filed on Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.

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

American River Bankshares
Consolidated Balance Sheet (Unaudited)

                                                                 March 31          March 31          %          December 31
                           ASSETS                                  2006              2005          Change           2005
                                                              -------------     -------------     --------     -------------
Cash and due from banks                                       $  38,261,000     $  31,505,000         21.4%    $  34,825,000
Federal funds sold                                                       --                --           --         1,250,000
Interest-bearing deposits in bank                                 4,844,000         6,035,000        (19.7%)       4,844,000
Investment securities                                           163,494,000       155,369,000          5.2%      171,809,000
Loans and leases:
  Real estate                                                   267,388,000       263,796,000          1.4%      265,995,000
  Commercial                                                     82,517,000        70,340,000         17.3%       77,971,000
  Lease financing                                                 8,181,000         9,238,000        (11.4%)       7,967,000
  Other                                                          21,089,000        17,180,000         22.8%       20,029,000
  Deferred loan and lease originations fees, net                   (654,000)         (794,000)       (17.6%)        (712,000)
  Allowance for loan and lease losses                            (5,767,000)       (5,676,000)         1.6%       (5,679,000)
                                                              --------------------------------------------------------------
  Total loans and leases, net                                   372,754,000       354,084,000          5.3%      365,571,000
                                                              --------------------------------------------------------------
Bank premises and equipment                                       2,013,000         1,831,000          9.9%        2,090,000
Accounts receivable servicing receivable, net                     2,049,000         2,256,000         (9.2%)       2,000,000
Intangible assets                                                18,069,000        18,247,000         (1.0%)      18,152,000
Accrued interest and other assets                                11,897,000        11,249,000          5.8%       12,222,000
                                                              --------------------------------------------------------------
                                                                613,381,000       580,576,000          5.7%    $ 612,763,000
                                                              ==============================================================

                    LIABILITIES & EQUITY

Noninterest-bearing deposits                                    161,836,000     $ 146,786,000         10.3%    $ 164,397,000
Interest checking, money market & savings                       206,559,000       222,718,000         (7.3%)     217,417,000
Time deposits                                                   127,561,000       106,862,000         19.4%      118,892,000
                                                              --------------------------------------------------------------
  Total deposits                                                495,956,000       476,366,000          4.1%      500,706,000
                                                              --------------------------------------------------------------
Short-term borrowings                                            40,029,000        29,258,000         36.8%       39,386,000
Long-term debt                                                    8,254,000         9,816,000        (15.9%)       4,270,000
Accrued interest and other liabilities                            5,370,000         6,114,000        (12.2%)       5,655,000
                                                              --------------------------------------------------------------
  Total liabilities                                             549,609,000       521,554,000          5.4%      550,017,000
  Total equity                                                   63,772,000        59,022,000          8.0%       62,746,000
                                                              --------------------------------------------------------------
                                                              $ 613,381,000     $ 580,576,000          5.7%    $ 612,763,000
                                                              ==============================================================

Nonperforming loans and leases to total loans and leases               0.04%             0.10%                          0.02%
Net chargeoffs to average loans and leases (annualized)                0.00%             0.04%                          0.04%
Allowance for loan and lease loss to total loans and leases            1.52%             1.58%                          1.53%
Leverage Ratio                                                         7.93%             7.31%                          7.66%
Tier 1 Risk-Based Capital Ratio                                       10.89%             9.93%                         10.60%
Total Risk-Based Capital Ratio                                        12.14%            11.18%                         11.85%
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American River Bankshares
Consolidated Statement of Income (Unaudited)

                                                 First         First
                                                Quarter       Quarter         %
                                                 2006          2005        Change
                                              ----------    ----------    -------
Interest income                               $9,117,000    $7,674,000       18.8%
Interest expense                               2,325,000     1,359,000       71.1%
                                              -----------------------------------

Net interest income                            6,792,000     6,315,000        7.6%
Provision for loan and lease losses               84,000       217,000      (61.3%)
Total noninterest income                         634,000       581,000        9.1%
Total noninterest expense                      3,638,000     3,328,000        9.3%
                                              -----------------------------------

Income before taxes                            3,704,000     3,351,000       10.5%
Income taxes                                   1,461,000     1,300,000       12.4%
                                              -----------------------------------

Net income                                    $2,243,000    $2,051,000        9.4%
                                              ===================================

Basic earnings per share                      $     0.40    $     0.37        8.1%
Diluted earnings per share                          0.39          0.36        8.3%
Average diluted shares outstanding             5,726,674     5,746,907

Net interest margin as a percentage                 5.12%         4.96%

Operating Ratios:

Return on average assets                            1.49%         1.43%
Return on average equity                           14.41%        14.08%
Return on average tangible equity                  20.20%        20.40%
Efficiency ratio (fully taxable equivalent)        47.34%        46.50%


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American River Bankshares
Consolidated Statement of Income (Unaudited)
Trailing Four Quarters

                                            First        Fourth         Third        Second
                                           Quarter       Quarter       Quarter       Quarter
                                            2006          2005          2005          2005
                                          ----------    ----------    ----------    ----------
Interest income                           $9,117,000    $8,966,000    $8,562,000    $8,011,000
Interest expense                           2,325,000     2,011,000     1,809,000     1,572,000
                                          ----------------------------------------------------

Net interest income                        6,792,000     6,955,000     6,753,000     6,439,000
Provision for loan and lease losses           84,000        50,000             0        55,000
Total noninterest income                     634,000       570,000       594,000       584,000
Total noninterest expense                  3,638,000     3,298,000     3,464,000     3,403,000
                                          ----------------------------------------------------

Income before taxes                        3,704,000     4,177,000     3,883,000     3,565,000
Income taxes                               1,461,000     1,610,000     1,507,000     1,375,000
                                          ----------------------------------------------------

Net income                                $2,243,000    $2,567,000    $2,376,000    $2,190,000
                                          ====================================================

Basic earnings per share                  $     0.40    $     0.46    $     0.42    $     0.39
Diluted earnings per share                      0.39          0.45          0.41          0.38

Net interest margin as a percentage             5.12%         5.09%         4.92%         4.98%

Quarterly Operating Ratios:

Return on average assets                        1.49%         1.67%         1.54%         1.50%
Return on average equity                       14.41%        16.41%        15.32%        14.68%
Return on average tangible equity              20.20%        23.15%        21.74%        21.13%
Efficiency ratio (fully tax equivalent)        47.34%        42.21%        45.44%        46.72%

Earnings per share have been adjusted for a 5% stock dividend declared in 2005.

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